UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21997

             OLD MUTUAL EMERGING MANAGERS INSTITUTIONAL FUND, L.L.C.
               (Exact name of registrant as specified in charter)

                                   ----------

                          800 Westchester Avenue, S-618
                            Rye Brook, New York 10573
               (Address of principal executive offices) (Zip code)

                          SEI Investments Distributors
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-888-266-2200

                        DATE OF FISCAL YEAR END: MARCH 31

                    DATE OF REPORTING PERIOD: MARCH 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

Old Mutual Emerging Managers Institutional Fund, L.L.C.

Financial Statements

For the year ended March 31, 2010

             Old Mutual Emerging Managers Institutional Fund, L.L.C.
                                Table of Contents

Financial Statements:

Report of Independent Registered Public Accounting Firm ...................    1
Statement of Assets and Liabilities .......................................    2
Statement of Operations ...................................................    3
Statements of Changes in Members' Capital .................................    4
Statement of Cash Flows ...................................................    5
Financial Highlights ......................................................    6
Notes to Financial Statements .............................................    7
Board of Managers and Officers of the Fund (unaudited) ....................   15

For a description of the portfolio holdings of the Master Fund (as defined in Note 1), into which the Fund invests substantially all of its assets, please see the attached financial statements of the Master Fund, which should be read in conjunction with the financial statements of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll free (888) 266-2200; and (ii) on the Commission's website at http://www.sec.gov.

                     Certified     Rothstein, Kass & Company P.C.  Beverly Hills
                     Public        4 Becker Farm Road              Dallas
                     Accountants   Roseland, NJ 07068              Denver
                                   tel 973.994.6666                Grand Cayman
                                   fax 973.994.0337                Irvine
                                   www.rkco.com                    New York
                                                                   Roseland
                                                                   San Francisco
                                                                   Walnut Creek

(ROTHSTEIN KASS LOGO)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Members of Old Mutual Emerging Managers Institutional Fund, L.L.C.

We have audited the accompanying statement of assets and liabilities of Old Mutual Emerging Managers Institutional Fund, L.L.C.(the "Fund") as of March 31, 2010, and the related statements of operations, changes in members' capital, cash flows and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the period October 13, 2006 (date of formation) through March 31, 2007 and for the year ended March 31, 2008 were audited by an independent registered public accounting firm whose report dated May 29, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Old Mutual Emerging Managers Institutional Fund, L.L.C. as of March 31, 2010, the results of its operations, changes in members capital, cash flows and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in the notes to the financial statements, substantially all of the assets of the Fund are invested through a master-feeder structure in Old Mutual Emerging Managers Master Fund, L.L.C. The financial statements of Old Mutual Emerging Managers Master Fund, L.L.C. are included with the report of the Fund and should be read with the financial statements of the Fund.

                                        (ROTHSTEIN, KASS & COMPANY, P.C.)

Roseland, New Jersey
May 27, 2010

                       An independent firm associated with AGN International Ltd

                                                        (AGN INTERNATIONAL LOGO)

             Old Mutual Emerging Managers Institutional Fund, L.L.C.
                       Statement of Assets and Liabilities
                                 March 31, 2010

ASSETS
Investment in Old Mutual Emerging
   Managers Master Fund, L.L.C.                        $2,542,008
Cash                                                       33,071
Receivable due from Adviser                                20,377
Receivable from Old Mutual Emerging
   Managers Master Fund, L.L.C.                             1,000
Prepaid fees                                                  368
                                                       ----------
   TOTAL ASSETS                                         2,596,824
                                                       ----------
LIABILITIES
Professional fees payable                                  34,307
Administration fees payable                                 6,238
Management fee payable                                      6,086
Member Services fee payable                                 2,103
Board of Managers' fees payable                             1,875
Redemption payable                                          1,486
Other accrued expenses                                        938
                                                       ----------
   TOTAL LIABILITIES                                       53,033
                                                       ----------
   NET ASSETS                                          $2,543,791
                                                       ==========
MEMBERS' CAPITAL
Net capital                                            $2,484,156
Accumulated net investment loss                           (72,519)
Accumulated net realized gain
   allocated from Master Fund                              78,287
Net unrealized appreciation/depreciation on
   investments allocated from Master Fund                  53,867
                                                       ----------
   TOTAL MEMBERS' CAPITAL                              $2,543,791
                                                       ==========
   NET ASSET VALUE PER UNIT
      (BASED ON 23,913 UNITS ISSUED AND OUTSTANDING)   $   106.38
                                                       ==========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

            Old Mutual Emerging Managers Institutional Fund, L.L.C.
                            Statement of Operations
                       For the year ended March 31, 2010

INVESTMENT INCOME ALLOCATED FROM OLD MUTUAL
   EMERGING MANAGERS MASTER FUND, L.L.C.:
      Interest                                      $     588
                                                    ---------
EXPENSES ALLOCATED FROM OLD MUTUAL
   EMERGING MANAGERS MASTER FUND, L.L.C.:
      Professional fees                                31,262
      Due diligence fees                                4,739
      Board of Managers' fees                           1,171
      Administration fee                                  781
      Printing fees                                       583
      Insurance fees                                      241
      Custody fee                                         234
      Filing fees                                          45
      Registration fees                                    23
      Other expenses                                    1,195
                                                    ---------
         Total Expenses allocated from Old Mutual
            Emerging Managers Master Fund, L.L.C.      40,274
                                                    ---------
FUND EXPENSES:
      Professional fees                                54,779
      Management fee                                   35,473
      Administration fee                               25,102
      Member Services fee                              12,263
      Filing fees                                       9,062
      Board of Managers' fees                           7,500
      Printing fees                                     4,506
      Insurance fees                                    3,789
      Custody fee                                       1,500
      Registration fees                                23,290
      Other expenses                                    2,253
                                                    ---------
         Total Fund Expenses                          179,517
      Total expenses before reimbursement             219,791
                                                    ---------
      Fund expenses reimbursed                       (152,391)
                                                    ---------
         Total Net Expenses                            67,400
                                                    ---------
NET INVESTMENT LOSS                                   (66,812)
                                                    ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS ALLOCATED FROM OLD MUTUAL
   EMERGING MANAGERS MASTER FUND, L.L.C.:
Net realized gain on investments                       68,782
Net change in unrealized appreciation/
   depreciation on investments                         61,650
                                                    ---------
NET GAIN ON INVESTMENTS                               130,432
                                                    ---------
NET INCREASE IN MEMBERS' CAPITAL DERIVED
   FROM INVESTMENT ACTIVITIES                       $  63,620
                                                    =========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

            Old Mutual Emerging Managers Institutional Fund, L.L.C.
                   Statements of Changes in Members' Capital

                                                     For the year     For the year
                                                         ended            ended
                                                    March 31, 2010   March 31, 2009
                                                    --------------   --------------
FROM INVESTMENT ACTIVITIES:
   Net investment loss*                               $  (66,812)       $ (2,954)
   Net realized gain on investments                       68,782           9,295
   Net change in unrealized appreciation/
      depreciation on investments                         61,650          (7,032)
                                                      ----------        --------
      Net increase (decrease) in Members' Capital
         derived from investment activities               63,620            (691)
                                                      ----------        --------
MEMBERS' CAPITAL TRANSACTIONS :
   Proceeds from sales of Units                        2,383,671              --
   Redemption of Units                                   (49,515)             --
                                                      ----------        --------
         Total Members' Capital Transactions           2,334,156              --
                                                      ----------        --------
NET INCREASE (DECREASE) IN MEMBERS' CAPITAL:           2,397,776            (691)
Members' Capital at Beginning of year                    146,015         146,706
                                                      ----------        --------
Members' Capital at End of year                       $2,543,791        $146,015
                                                      ==========        ========
ACCUMULATED NET INVESTMENT LOSS                       $  (72,519)       $ (5,707)
                                                      ==========        ========

*    Investment income less net expenses.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

            Old Mutual Emerging Managers Institutional Fund, L.L.C.
                            Statement of Cash Flows
                       For the year ended March 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in Members' Capital derived from investment activities       $    63,620
Adjustments to reconcile net increase in Members' Capital derived from investment activities to net cash used in operating activities:
      Purchases of investment in Old Mutual
         Emerging Managers Master Fund, L.L.C., at fair value              (2,388,270)
      Proceeds from sales of investment in Old Mutual
         Emerging Managers Master Fund, L.L.C.                                 75,000
      Net realized gain on investments allocated
         from Master Fund                                                     (68,782)
      Net change in unrealized appreciation/depreciation
         on investments allocated from Master Fund                            (61,650)
      Net investment loss allocated from Master Fund                           39,686
   Changes in operating assets and liabilities:
      Decrease in receivable due from Old Mutual Emerging
         Managers Master Fund, L.L.C.                                             199
      Decrease in receivable due from Adviser                                 404,462
      Decrease in prepaid insurance                                               (47)
      Decrease in payable to Adviser                                         (360,697)
      Increase in management fee payable                                        2,912
      Increase in administration fees payable                                   5,243
      Decrease in professional fees payable                                   (16,241)
      Increase in Member Services fee payable                                   1,929
      Increase in other accrued expenses                                           63
                                                                          -----------
Net cash used in operating activities                                      (2,302,573)
                                                                          -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from the sales of Units                                            2,383,671
Redemption of Units, net of redemptions payable                               (48,029)
                                                                          -----------
Net cash provided by financing activities                                   2,335,642
                                                                          -----------
NET CHANGE IN CASH                                                             33,069
Cash, beginning of year                                                             2
                                                                          -----------
CASH, END OF YEAR                                                         $    33,071
                                                                          ===========
SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES:
Redemption payable                                                        $     1,486
                                                                          ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

             Old Mutual Emerging Managers Institutional Fund, L.L.C.
                              Financial Highlights

                                             For the year     For the year     For the year    October 13, 2006*
                                                 ended            ended            ended               to
                                            March 31, 2010   March 31, 2009   March 31, 2008     March 31, 2007
                                            --------------   --------------   --------------   -----------------
PER UNIT OPERATING PERFORMANCE
Net asset value, beginning
   of year / Issuance price                    $103.82        $ 100.00(4)
Income (loss) from investment operations:
   Net investment loss                           (2.79)          (0.68)(4)          N/A              N/A
   Net gain on investments                        5.35            4.50(4)
                                               -------        --------
Total from investment operations                  2.56            3.82(4)
Net asset value, end of year                   $106.38        $ 103.82(4)
                                               =======        ========
Total Return                                      2.46%          (0.47)%(5)        (2.96)%            --%
Net assets, end of period (in 000's)           $ 2,544        $    146          $    147         $   100
Ratio to average members' capital:
   Expenses, before waivers and
      reimbursements (1)                          8.95%         118.12%           184.50%          81.16%(2)
   Expenses, net of waivers and
      reimbursements (1)                          2.75%           2.75%             2.75%           0.00%(2)
   Net investment loss, before waivers
      and reimbursements                         (8.92)%       (117.74)%         (184.43)%        (81.16)%(2)
   Net investment loss, net of waivers
      and reimbursements                         (2.72)%         (2.40)%           (2.68)%          0.00%(2)
Portfolio turnover rate (3)                      24.06%          63.70%            14.48%             --%

*    Date of formation, prior to commencement of operations.

(1) Expenses of Portfolio Funds from the Master Fund are not included in the expense ratio.

(2)  Annualized.

(3) Represents portfolio turnover rate of Old Mutual Emerging Managers Master Fund, L.L.C. Portfolio turnover rate is the lesser of purchases or proceeds from sales of investments in Portfolio Funds during the period divided by the average value of investments in Portfolio Funds held during the year.

(4) For the period January 1, 2009 through March 31, 2009. See Note 6 to the financial statements for additional information.

(5) Total return listed is for the year ended March 31, 2009, which takes into consideration the Fund's change to unit structure during the year. See Note 6 to the financial statements for additional information.

Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

             Old Mutual Emerging Managers Institutional Fund, L.L.C.
                          Notes to Financial Statements
                                 March 31, 2010

1. ORGANIZATION

Old Mutual Emerging Managers Institutional Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act") with the United States Securities and Exchange Commission (SEC), as a non-diversified, closed-end, management investment company, which was formed on October 13, 2006 and commenced operations on April 1, 2007.

Investors who purchase units of limited liability company interests in the Fund ("Units") and are admitted to the Fund by its Board of Managers (the "Board"), will become members of the Fund ("Members").

The Fund employs a "fund of funds" investment program that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. The Fund is similar to a private investment fund in that it is actively managed and Units are sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it has registered as an investment company under the 1940 Act and has registered the offering of its Units under the Securities Act of 1933, as amended (the "1933 Act").

The Fund's investment objective is to seek to generate attractive returns while attempting to reduce volatility. In pursuing its investment objective, the Fund invests substantially all of its assets in Old Mutual Emerging Managers Master Fund, L.L.C. (the "Master Fund"), a Delaware limited liability company, which, like the Fund, is registered under the 1940 Act. The Master Fund, in turn, invests its assets primarily in private investment funds, joint ventures, investment companies and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. The Master Fund invests primarily in Portfolio Funds managed by Portfolio Managers that are deemed by the Adviser (as defined in Note 3.A.) to be "emerging managers". A Portfolio Manager is deemed to be an "emerging manager" under circumstances where, at the time of the investment: (i) the Portfolio Manager has been in operation for three years or less; (ii) the Portfolio Fund has been in operation for three years or less and the Portfolio Manager does not have a greater than three year track record in employing the investment program of the Portfolio Fund; or (iii) the Portfolio Manager's assets under management are under $400 million. The Master Fund has the same investment objective and substantially the same investment policies as those of the Fund. The form of investment structure is commonly known as a "master/feeder fund" arrangement.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") and the rules and regulations of the SEC. The following is a summary of the significant accounting policies followed by the Fund:

            Old Mutual Emerging Managers Institutional Fund, L.L.C.
                   Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. Accounting Standards Codification

FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") LAUNCHES ACCOUNTING STANDARDS CODIFICATION -- The FASB has issued FASB ASC 105 (formerly FASB Statement No.
168), THE "FASB ACCOUNTING STANDARDS CODIFICATION(TM)" AND THE HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("ASC 105"). ASC 105 disclosures by the Master Fund are included in Note 2 of the Master Fund's financial statements.

B. Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Adviser (as defined in Note 3.A.) to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

C. Valuation of Investment in Old Mutual Emerging Managers Master Fund, L.L.C.

ASC 820 (formerly known as FAS No. 157 "Fair Value Measurements") disclosures by the Master Fund are included in Note 2 of the Master Fund's financial statements.

The net asset value of the Fund is determined by or at the direction of the Administrator as of the close of business as of the end of each month in accordance with the valuation principles as may be determined from time to time pursuant to policies established by the Board. The net asset value of the Fund is primarily based on the net asset value of its interest in the Master Fund. The net asset value of the Master Fund is primarily based on the fair value of each of its interests in Portfolio Funds. The valuation of Portfolio Funds held by the Master Fund is discussed in the notes to the Master Fund's financial statements. The audited financial statements of the Master Fund are attached, including the schedule of investments, and are an integral part of these financial statements. The percentage of the Master Fund owned by the Fund at March 31, 2010, was 15.88%.

D. Income Taxes

The Fund elected to be taxed as a corporation for Federal tax purposes and intends to (i) elect to be treated as, and (ii) operate in a manner to qualify as, a "regulated investment company" under Subchapter M of the Code (the "Tax Transition"). As a regulated investment company under Subchapter M of the Code, each year that the Fund qualifies as a regulated investment company and distributes to its Members generally at least 90% of its "investment company taxable income" (as defined in the Code, but without regard to the dividends paid deduction and net tax-exempt income), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. This avoids a "double tax" on that income and net capital gains since holders of Units normally will be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax). No material changes in the investment program or day-to-day management of the Fund are contemplated in connection with the Fund's tax treatment. The Fund's tax reporting to Members are made on IRS Form 1099.

             Old Mutual Emerging Managers Institutional Fund, L.L.C.
                   Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended March 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2010, the Fund did not incur any significant interest or penalties.

E. Distribution Policy

The amount of any dividends the Fund pays may vary over time, depending on market conditions, the composition of the Fund's or the Master Fund's investment portfolio, the expenses borne by the Units, any distributions made to the Fund (or the Master Fund) by the underlying Portfolio Funds, and applicable distribution requirements imposed on the Fund by Subchapter M under the Code. Nonetheless, the Fund cannot guarantee that it will pay any dividends or other distributions.

F. Cash

The Fund maintains a bank account in Pennsylvania. At times, the Fund's cash balances exceed the insured amount under the Federal Deposit Insurance Corporation ("FDIC"). The FDIC temporarily increased its limit to $250,000 until December 31, 2013. The Fund has not experienced any losses in such accounts and believes it is not subject to any significant credit risk on cash.

G. Income and Expense Recognition

The Fund records its proportionate share of the Master Fund's investment income, expenses, realized and unrealized gains and losses. In addition, the Fund incurs and accrues its own expenses.

3. RELATED PARTY TRANSACTIONS AND OTHER

A. Related Party Transactions

Larch Lane Advisors LLC (the "Adviser"), a Delaware limited liability company, serves as the investment adviser of the Fund. The Adviser is a registered investment adviser (RIA) under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). LLA Holdings, LLC, the special member of the Adviser, owns a majority of the Adviser and is an indirect majority-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly-owned subsidiary of Old Mutual plc, a London exchange listed international financial services firm. Effective April 1, 2009, OMUSH transferred its ownership interest in the Master Fund of approximately $1,833,700 to the Fund in

             Old Mutual Emerging Managers Institutional Fund, L.L.C.
                   Notes to Financial Statements (continued)

3. RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

exchange for 17,662 units of the Fund. Effective January 1, 2010, OMUSH transferred its ownership interest in the Fund to Millpencil Limited, a subsidiary of Old Mutual plc. OMUSH does not own any of the outstanding Units at March 31, 2010. The Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund.

In consideration for the services provided by the Adviser, the Fund pays the Adviser a monthly management fee, payable in arrears within 30 business days after month end, at an annualized rate of 1.45% of the Fund's net assets as of the end of each month, after adjustment for any purchases and repurchases of Units during the month.

The Fund has entered into a distribution agreement (the "Distribution Agreement") with Old Mutual Investment Partners (the "Distributor"), an indirect, wholly-owned subsidiary of OMUSH, to act as the distributor for the sale of Units and facilitate and assist in (or arrange for) the provision by Member Service Providers of ongoing Member and account maintenance services ("Member Services") to Members (or their investment advisers, financial planners or other financial representatives that are customers of Member Service Providers).

As compensation for payments made to Member Service Providers and/or for providing ongoing Member servicing activities, the Fund pays the Distributor a monthly fee at an annual rate of 0.50% of the net assets of the Fund (the "Member Servicing Fee"). The Member Servicing Fee is calculated as of the end of the month, after adjustment for any purchases and repurchases of Units during the month. The fee is due and payable in arrears within 30 business days after the end of each month.

The Fund and the Master Fund have entered into a Master/Feeder Agreement. Pursuant to the agreement, the Fund and the Master Fund each have the same investment objective and substantially the same investment policies. The Fund pursues its investment objective by investing on an ongoing basis substantially all of its investable assets in the Master Fund in exchange for limited liability company interests in the Master Fund. The Master/Feeder Agreement will remain in effect unless terminated by the Fund or the Master Fund.

B. Other

Pursuant to an administrative services agreement, SEI Investments Global Funds Services (the "Administrator"), provides various administrative services to the Fund and the Master Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and generally performing all actions related to the issuance and transfer of Units; reviewing and, subject to approval by the Fund, accepting subscriptions for Units and accepting payment therefore; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund.

In consideration for the services provided by the Administrator, the Fund pays the Administrator an annual fee, calculated and assessed monthly in arrears based on the aggregate net assets of the Fund as of the prior month end as follows: 0.13% on the first $100 million in aggregate net assets, 0.11% on the next $200 million in net assets, 0.09% on the next $200 million in net assets, and 0.07% on aggregate net assets in excess of $500 million, subject to increases annually in the minimum annual fee. The Fund

             Old Mutual Emerging Managers Institutional Fund, L.L.C.
                   Notes to Financial Statements (continued)

3. RELATED PARTY TRANSACTIONS AND OTHER (CONCLUDED)

is subject to a minimum fee of $15,000. The fee is allocated among the Fund and Old Mutual Emerging Managers Fund, L.L.C. on a pro rata basis among the funds based on the net assets of each fund.

SEI Private Trust Company (the "Custodian") serves as the custodian for the assets of the Fund. The Custodian also serves as the escrow agent with respect to monies received from prospective investors in advance of dates when Units may be purchased and monies may be transmitted to the Fund. In consideration for the services provided by the Custodian, the Fund pays the Custodian a monthly fee at an annualized rate of 0.0025% of the Fund's net assets, subject to a minimum annual fee of $1,500. The agreement will remain in effect unless terminated by the Fund or the Custodian.

The Fund is managed by the Board and each member of the Board who is not an "interested manager" of the Fund, as defined by the 1940 Act (the "Independent Managers"), is entitled to an annual retainer of $2,500 and will be reimbursed by the Fund for travel-related expenses. The Independent Managers of the Board are Gerald Hellerman, Paul D. Malek, and George W. Morriss.

4. FUND EXPENSES

In addition to fees paid under the Investment Management Agreement, Distribution Agreement, Administrative Services Agreement and Custodian Agreement, the Fund bears its own operating expenses and, through its investment in the Master Fund, its portion of the Master Fund's operating expenses. These operating expenses include, but are not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Managers, investment-related interest expenses, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account such as direct and indirect expenses associated with the Master Fund, transfer taxes and premiums and taxes withheld on foreign dividends); any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged on behalf of the Fund and the Master Fund; entity-level taxes; audit and tax preparation fees and expenses; administrative expenses and fees of the Master Fund; custody expenses of the Fund and the Master Fund; escrow expenses of the Fund; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond for the Fund and the Master Fund; fees and travel-related expenses of the Board of the Fund and the Master Fund who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's and Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

The Fund also indirectly bears fees and expenses of the Master Fund, as an investor in the Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager.

Expenses of the Fund are paid by the Master Fund, with a corresponding charge to the Fund's capital account.

             Old Mutual Emerging Managers Institutional Fund, L.L.C.
                   Notes to Financial Statements (continued)

4. FUND EXPENSES (CONCLUDED)

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, as well as the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses), to the extent that they exceed 2.75% per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in the excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation in effect at the time of reimbursement. As of March 31, 2010, the amount of the carryforward is $505,264 which includes $186,330, $166,543 and $152,391 from the fiscal years ended March 31, 2008, March 31, 2009 and March 31, 2010, respectively. None of the fees charged to the Fund by the Portfolio Funds will be subject to the Expense Limitation Agreement. In addition the Adviser has also paid various expenses for the Fund for which the Fund has a non-interest bearing payable which is due upon demand, and is offset against the receivable.

The accompanying Statement of Assets and Liabilities includes a receivable from Adviser of $20,377.

5. BORROWINGS

The Fund and the Master Fund are authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund and the Master Fund are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds that are not registered investment companies are not subject to this requirement. The Fund had no borrowings during the year ended March 31, 2010.

6. CAPITAL ACCOUNTS AND ALLOCATIONS

Prior to January 1, 2009, the Fund maintained a separate capital account for each Member. The net profits or net losses of the Fund (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) were credited to or debited against the capital accounts of Members as of the end of each fiscal period in accordance with their respective investment percentages for the period. Each Member's investment percentage was determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members.

             Old Mutual Emerging Managers Institutional Fund, L.L.C.
                   Notes to Financial Statements (continued)

6. CAPITAL ACCOUNTS AND ALLOCATIONS (CONCLUDED)

On October 16, 2008, the Fund's Board of Managers authorized the unitization of the capital accounts of Members, as of January 1, 2009. A total of 1,406 units of limited liability company interests in the Fund ("Units") were issued at an initial price of $100 per Unit.

Units are offered at the Fund's net asset value per Unit, and each Unit purchased represents a capital investment in the Fund at that amount.

The net asset value of the Fund is computed as of the close of business on the following days: (i) the last day of each fiscal year (March 31), (ii) the last day of each taxable year (December 31); (iii) the day preceding the date as of which any Units are purchased, or (iv) any day as of which the Fund repurchases any Units. The Fund's net asset value is the value of the Fund's assets less its liabilities, and its net asset value per Unit equals that net asset value divided by the number of then issued and outstanding Units.

7. SUBSCRIPTIONS AND REDEMPTIONS OF UNITS

Generally, the minimum initial investment in the Fund from each investor is $250,000 and the minimum additional investment in the Fund is $25,000. The minimum initial and minimum additional investment requirements may be reduced or increased by the Board. The Fund generally offers Units once a month generally as of the first business day of each month or more or less frequently in the sole discretion of the Board.

Generally, Units are not redeemable and a Member has no right to require the Fund to redeem its Units. The Fund will from time to time make offers to repurchase Units from Members pursuant to written tenders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Units from Members, the Board will consider the recommendations of the Adviser. The Adviser currently expects that it will recommend to the Board that the Fund offer to repurchase Units from Members four times each year, as of the last day of each calendar quarter.

The Board will also consider the following factors, among others, in making a determination as to whether to make an offer to repurchase Units from Members:
(i) whether any Members have requested the Fund to repurchase their Units or portions thereof; (ii) the liquidity of the Fund's assets (including the liquidity of investments held by the Master Fund); (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Units; (vi) the economic condition of the securities markets; and
(vii) the anticipated tax consequences of any proposed repurchases of Units or portions thereof. The Unit transactions for the years ended March 31, 2010 and March 31, 2009, are as follow:

FOR THE YEAR ENDED MARCH 31, 2010

Units outstanding at April 1, 2009     1,406
Units issued during the year          22,983
Units redeemed during the year          (476)
                                      ------
Units outstanding at March 31, 2010   23,913
                                      ======

FOR THE YEAR ENDED MARCH 31, 2009

Units outstanding at April 1, 2008       --
Units issued during the year          1,406
Units redeemed during the year           --
                                      -----
Units outstanding at March 31, 2009   1,406
                                      =====

             Old Mutual Emerging Managers Institutional Fund, L.L.C.
                   Notes to Financial Statements (concluded)

8. TAX MATTERS

The Fund has a calendar year end for tax purposes. The following are the components of distributable earnings on a tax basis as of December 31, 2009:

Ordinary       L/T       Unrealized
  loss     gain(loss)   Appreciation
--------   ----------   -----------
   $--         $--          $--

The estimated income tax basis of the Fund's investment in the Master Fund as of December 31, 2009 was as follows:

  Cost of     Unrealized
Investment   Appreciation
----------   ------------
$2,487,000      $52,000

The difference between book basis and tax basis unrealized appreciation is attributable primarily to various tax adjustments recorded at the portfolio fund level and passed through to the Fund from the Master Fund.

9. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10. SUBSEQUENT EVENTS

The Fund's management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through May 27, 2010, the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of March 31, 2010.

            Old Mutual Emerging Managers Institutional Fund, L.L.C.
             Board of Managers and Officers of the Fund (unaudited)

                                                                                      NUMBER
                                                                                     OF FUNDS
                                                                                      IN FUND
                              TERM OF                                                 COMPLEX
                            OFFICE* AND                                              OVERSEEN
NAME, AGE, AND               LENGTH OF                                                  BY        PRESENT OR PAST (WITHIN 5 YEARS)
POSITION WITH THE FUND      TIME SERVED    PRINCIPAL OCCUPATION DURING PAST 5 YEARS   MANAGER   OTHER DIRECTORSHIPS HELD BY MANAGERS
----------------------   ----------------  ----------------------------------------  --------  -------------------------------------
                                                       DISINTERESTED MANAGERS

Gerald Hellerman         Indefinite/Since  Principal, Hellerman Associates               6     Director, The Mexico Equity and
Year of Birth: 1937      October 2006      (financial and corporate consulting),               Income Fund, Inc., June 2001 -
Manager                                    1993 - present; Chief Compliance Officer            present; Director and Audit- Chair,
                                           and Chief Financial Officer, The Mexico             MVC Capital Inc., March 2003 -
                                           Equity and Income Fund, Inc., June 2001             present; Director, Brantley Capital,
                                           - present; Chief Compliance Officer and             March 2003 - March 2006 and March
                                           Chief Financial Officer, Special                    2007 - present; Director, Special
                                           Opportunities Fund, Inc., August 2009 -             Opportunities Fund, Inc., August 2009
                                           present; President, Innovative Clinical             - present; Director, Innovative
                                           Solutions, May 2002 - 2008.                         Clinical Solutions, May 2002 - 2008;
                                                                                               Director and Audit-Chair, AirNet
                                                                                               Systems, July 2005 - May 2008;
                                                                                               Director, FNC Realty, May 2002 -
                                                                                               2007; Director, Element Long/Short
                                                                                               Equity, May 2005 - November 2005.

Paul D. Malek            Indefinite/Since  General Counsel, Stonehill Capital            6     None
Year of Birth: 1967      October 2006      Management LLC, April 2009 -present;
Manager                                    General Counsel, Latigo Partners, LP
                                           (hedge fund), February 2006 - March
                                           2009; Associate, Milbank, Tweed,
                                           Hadley & McCloy LLP, May 2001 -
                                           January 2006.

George W. Morriss        Indefinite/Since  Retired                                       6     Trustee/Director, open-end and
Year of Birth: 1947      October 2006                                                          closed-end funds in Neuberger Berman
Manager                                                                                        Fund Complex, February 2007 -
                                                                                               present; Advisory Director, Berkshire
                                                                                               Capital Securities, August 2006 -
                                                                                               February 2007 and July 2009 -
                                                                                               present; Director, Lehman Brothers
                                                                                               First Trust Income Opportunity Fund,
                                                                                               July 2003 - April 2006; Trustee,
                                                                                               Element Long/Short Funds, March 2005
                                                                                               - September 2005.

                                                         INTERESTED MANAGER

Matthew Appelstein **    Indefinite/Since  Executive Vice President/Head of Global      6      Trustee, TS&W/Claymore Tax-Advantage
Year of Birth: 1961      April 2008        Sales and Marketing, Old Mutual (US)                Balanced Fund, November 2004 -
Manager, President and                     Holdings Inc., October 2008 - present;              present; Trustee, Old Mutual/Claymore
Chief Executive Officer                    Senior Vice President, Old Mutual (US)              Long-Short Fund, April 2005 -
                                           Holdings Inc., October 2006 - October               present; Director, Old Mutual Global
                                           2008; Vice President, Old Mutual (US)               Funds plc, May 2008 - present;
                                           Holdings, Inc., December 2003 - October             Trustee, Old Mutual Investment
                                           2006.                                               Partners, August 2009 - present;
                                                                                               Manager, Director, Old Mutual Asset
                                                                                               Management International, Ltd.,
                                                                                               November 2009 - present.

NAME, AGE, AND POSITION      TERM OF OFFICE* AND LENGTH
WITH THE FUND                      OF TIME SERVED                         PRINCIPAL OCCUPATION DURING PAST 5 YEARS
-----------------------   -------------------------------  ----------------------------------------------------------------------
                                                             OFFICERS

Ross Weissman             Indefinite/Since October 2006    Chief Financial Officer, Larch Lane Advisors LLC, 2005 - present;
Year of Birth: 1970                                        Controller and Chief Financial Officer, Larch Lane Advisors LP, 1999 -
Treasurer and Chief                                        2005.
Financial Officer

Stephen A. McShea         Indefinite/Since September 2009  Chief Compliance Officer and General Counsel, Larch Lane Advisors LLC,
Year of Birth: 1971                                        June 2009 - present; Associate, Dechert LLP, May 2004 - February 2009.
Chief Compliance Officer

The business address of each Manager and Officer is c/o Larch Lane Advisors LLC, 800 Westchester Avenue, S-618, Rye Brook, New York 10573.

* Officer of the Fund until such time as his or her successor is duly elected and qualified.

** Mr. Appelstein is a Manager who may be deemed an "interested person" of the Fund, as that term is defined by the 1940 Act, because he is the Principal Executive Officer of the Fund and he is an officer of an affiliate of the Adviser.

Old Mutual Emerging Managers Master Fund, L.L.C.

Financial Statements

For the year ended March 31, 2010

                Old Mutual Emerging Managers Master Fund, L.L.C.
                                Table of Contents

Financial Statements:

Report of Independent Registered Public Accounting Firm ...................    1
Schedule of Investments ...................................................    2
Statement of Assets and Liabilities .......................................    4
Statement of Operations ...................................................    5
Statements of Changes in Members' Capital .................................    6
Statement of Cash Flows ...................................................    7
Financial Highlights ......................................................    8
Notes to Financial Statements .............................................    9
Board of Managers and Officers of the Fund (unaudited) ....................   23

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll free (888) 266-2200; and (ii) on the Commission's website at http://www.sec.gov.

                   Certified     Rothstein, Kass & Company, P.C.   Beverly Hills
                   Public        4 Becker Farm Road                Dallas
                   Accountants   Roseland, NJ 07068                Denver
                                 tel 973.994.6666                  Grand Cayman
                                 fax 973.994.0337                  Irvine
                                 www.rkco.com                      New York
                                                                   Roseland
                                                                   San Francisco
                                                                   Walnut Creek

(ROTHSTEIN KASS LOGO)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Members of
Old Mutual Emerging Managers Master Fund, L.L.C.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Old Mutual Emerging Managers Master Fund, L.L.C. (the "Fund") as of March 31, 2010, and the related statements of operations, changes in members' capital, cash flows and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the period December 1, 2006 (commencement of operations) through March 31, 2007 and for the year ended March 31, 2008 were audited by an independent registered public accounting firm whose report dated May 29, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2010, by correspondence with the custodian and portfolio funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Old Mutual Emerging Managers Master Fund, L.L.C. as of March 31, 2010, the results of its operations, changes in members' capital, cash flows and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

(ROTHSTEIN, KASS & COMPANY, P.C.)

Roseland, New Jersey
May 27, 2010

                       An Independent firm associated with AGN International Ltd

                                                        (AGN INTERNATIONAL LOGO)

                Old Mutual Emerging Managers Master Fund, L.L.C.
                             Schedule of Investments
                                 March 31, 2010

           INVESTMENT STRATEGIES AS A PERCENTAGE OF TOTAL INVESTMENTS

                                   (PIE CHART)

Directional         10.9%
Equity Strategies   63.6%
Event Driven        22.6%
Opportunistic        2.9%

                                                                                     % OF
                                                                       FAIR        MEMBERS'                    NOTICE
PORTFOLIO FUND                                           COST         VALUE      CAPITAL (1)   LIQUIDITY (2)   PERIOD      LOCK-UP
--------------                                       -----------   -----------   -----------   -------------   ------   ------------
DIRECTIONAL:
COMAC Global Macro Fund, Ltd. (Shares: 6,737.880)    $   921,555   $ 1,114,865       6.97%        Monthly        60         None
Nias Futures Fund, Ltd. (Shares: 609.631)                609,631       583,273       3.64%       Quarterly       14         None
                                                     -----------   -----------     ------
   TOTAL DIRECTIONAL                                   1,531,186     1,698,138      10.61%
                                                     -----------   -----------     ------
EQUITY STRATEGIES:
7x7 Institutional Partners, L.P.                         447,499       530,844       3.32%        Monthly        60         None
Bluefin Investors, L.P.                                  500,000       577,200       3.61%       Quarterly       35         None
Cedar Hill Onshore Mortgage Opportunity Fund, L.P.        20,086        20,086       0.12%       Quarterly       180        None
Cygnus Utilities, Infrastructure & Renewables, LLC       910,000       883,207       5.52%        Monthly        30         None
Expo Health Sciences Fund, L.P.                          750,000     1,086,176       6.78%       Quarterly       30         None
Harvey QP, L.P.                                        1,000,000     1,223,012       7.64%       Quarterly       45         None
Iridian Opportunity Fund, L.P.                           750,000       753,305       4.71%        Monthly        30         None
JAT Capital Domestic Fund, L.P.                        1,150,000     1,325,779       8.28%       Quarterly       45         None
Longbow Infrastructure, L.P.                           1,150,000     1,063,230       6.64%       Quarterly       65         None
Longhorn Onshore Investors, L.P.                         850,000       721,870       4.51%       Quarterly       45         None
Marshall Wace Market Neutral TOPS Fund, L.P.             900,000       809,043       5.05%        Monthly        30         None
Riley Paterson Asian Opportunities Fund                  775,000       731,361       4.57%        Monthly        30         None
                                                     -----------   -----------     ------
   TOTAL EQUITY STRATEGIES                             9,202,585     9,725,113      60.75%
                                                     -----------   -----------     ------
EVENT DRIVEN:
GCA Credit Opportunities Fund LLC                        750,000     1,007,843       6.30%       Quarterly       60         None
GoldenTree Partners, L.P.                                146,624       164,951       1.03%       Quarterly       90        None (5)
Greywolf Capital Partner II, L.P.                         12,740         8,625       0.05%          N/A          N/A     Side Pocket
                                                                                                                             (3)
Kingdon Credit Partners, L.P.                            325,000       337,188       2.11%       Quarterly       90         None
Octavian Global Fund, L.P.                                70,611        52,392       0.33%          N/A          N/A     Side Pocket
                                                                                                                             (3)
Senator Global Opportunity Fund, L.P.                    750,000     1,015,524       6.34%       Quarterly       60         None
Stone Lion Fund, L.P.                                    775,000       879,220       5.49%       Quarterly       90      Until Dec.
                                                                                                                          31, 2010
                                                     -----------   -----------     ------
   TOTAL EVENT DRIVEN                                  2,829,975     3,465,743      21.65%
                                                     -----------   -----------     ------

                Old Mutual Emerging Managers Master Fund, L.L.C.
                       Schedule of Investments (concluded)
                                 March 31, 2010

                                                                                     % OF
                                                                       FAIR        MEMBERS'                    NOTICE
PORTFOLIO FUND                                           COST         VALUE      CAPITAL (1)   LIQUIDITY (2)   PERIOD      LOCK-UP
--------------                                       -----------   -----------   -----------   -------------   ------   ------------
OPPORTUNISTIC:
Manikay Onshore Fund, L.P.                           $   450,000   $   452,513       2.83%       Quarterly       65         None
                                                     -----------   -----------     ------
   OPPORTUNISTIC                                         450,000       452,513       2.83%
                                                     -----------   -----------     ------
   TOTAL PORTFOLIO FUNDS                              14,013,746    15,341,507      95.84%
                                                     -----------   -----------     ------
CASH EQUIVALENT:
SDIT Prime Obligation Fund, Class A, 0.100% (4)          698,356       698,356       4.36%         Daily         N/A        N/A
                                                     -----------   -----------     ------
   TOTAL CASH EQUIVALENT                                 698,356       698,356       4.36%
                                                     -----------   -----------     ------
   TOTAL INVESTMENTS                                 $14,712,102   $16,039,863     100.20%
                                                     ===========   ===========     ======

(1)  Percentages are based on Members' Capital at March 31, 2010 of $16,007,450.

(2) Liquidity terms shown apply after lock-up provisions. Please see Note 10.L. of the Notes to the Financial Statements.

(3) Represents a side pocket balance which will be liquidated upon monetization of assets held in the side pocket. Please see Note 10.L. of the Notes to the Financial Statements.

(4)  The rate shown is the 7-day effective yield as of March 31, 2010.

(5)  A portion of the investment has been deemed a side pocket investment.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                Old Mutual Emerging Managers Master Fund, L.L.C.
                       Statement of Assets and Liabilities
                                 March 31, 2010

ASSETS
Investments in Portfolio Funds, at fair value (cost $14,013,746)   $15,341,507
Cash equivalent, at fair value (cost $698,356)                         698,356
Receivable for investments sold                                        355,935
Interest receivable                                                         43
                                                                   -----------
   TOTAL ASSETS                                                     16,395,841
                                                                   -----------
LIABILITIES
Redemption payable                                                     331,000
Professional fees payable                                               50,124
Payable to Adviser                                                       3,767
Board of Managers' fees payable                                          1,875
Administration fees payable                                              1,250
Other accrued expenses                                                     375
                                                                   -----------
   TOTAL LIABILITIES                                                   388,391
                                                                   -----------
   NET ASSETS                                                      $16,007,450
                                                                   ===========
MEMBERS' CAPITAL
Net capital                                                        $13,225,253
Accumulated net investment loss                                       (798,150)
Accumulated net realized gain on Portfolio Funds                     2,252,586
Net unrealized appreciation/depreciation
   on investments in Portfolio Funds                                 1,327,761
                                                                   -----------
   TOTAL MEMBERS' CAPITAL                                          $16,007,450
                                                                   ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                Old Mutual Emerging Managers Master Fund, L.L.C.
                             Statement of Operations
                        For the year ended March 31, 2010

INVESTMENT INCOME:
   Interest                                           $   3,777
                                                      ---------
EXPENSES:
   Professional fees                                    199,808
   Due diligence fees                                    30,445
   Board of Managers' fees                                7,500
   Administration fee                                     5,000
   Printing fees                                          3,708
   Insurance fees                                         1,511
   Custody fee                                            1,500
   Filing fee                                               287
   Registration fee                                         147
   Other expenses                                         7,648
                                                      ---------
      Total expenses                                    257,554
                                                      ---------
NET INVESTMENT LOSS                                    (253,777)
                                                      ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS IN PORTFOLIO FUNDS
Net realized gain on investments in Portfolio Funds     437,130
Net change in unrealized appreciation/
   depreciation on investments in Portfolio Funds       409,851
                                                      ---------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS IN PORTFOLIO FUNDS                    846,981
                                                      ---------
NET INCREASE IN MEMBERS' CAPITAL
   DERIVED FROM INVESTMENT ACTIVITIES                 $ 593,204
                                                      =========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                Old Mutual Emerging Managers Master Fund, L.L.C.
                    Statements of Changes in Members' Capital

                                                         For the year     For the year
                                                             ended            ended
                                                        March 31, 2010   March 31, 2009
                                                        --------------   --------------
FROM INVESTMENT ACTIVITIES:
   Net investment loss*                                  $  (253,777)    $  (126,670)
   Net realized gain on investments
      in Portfolio Funds                                     437,130         963,774
   Net change in unrealized appreciation/depreciation
      on investments in Portfolio Funds                      409,851        (720,703)
                                                         -----------     -----------
         Net increase in Members' Capital
            derived from investment activities               593,204         116,401
                                                         -----------     -----------
MEMBERS' CAPITAL TRANSACTIONS:
   Proceeds from sales of Interests                        2,169,600       3,079,566
   Redemptions of Interests                               (1,151,850)       (415,828)
                                                         -----------     -----------
      Total Members' Capital Transactions                  1,017,750       2,663,738
                                                         -----------     -----------
NET INCREASE IN MEMBERS' CAPITAL:                          1,610,954       2,780,139
Members' Capital at Beginning of year                     14,396,496      11,616,357
                                                         -----------     -----------
Members' Capital at End of year                          $16,007,450     $14,396,496
                                                         ===========     ===========
ACCUMULATED NET INVESTMENT LOSS                          $  (798,150)    $  (544,373)
                                                         ===========     ===========

*    Investment income less net expenses.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                Old Mutual Emerging Managers Master Fund, L.L.C.
                             Statement of Cash Flows
                        For the year ended March 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in Members' Capital derived from investment activities       $   593,204
Adjustments to reconcile net increase in Members' Capital derived from investment activities to net cash used in operating activities:
      Purchases of Portfolio Funds, at fair value                          (8,551,164)
      Proceeds from sales of Portfolio Funds                                3,098,583
      Net realized gain on investments in Portfolio Funds                    (437,130)
      Net change in unrealized appreciation/depreciation
         on investments in Portfolio Funds                                   (409,851)
   Changes in operating assets and liabilities:
      Decrease in due from Old Mutual Emerging
         Managers Fund, L.L.C.                                                100,468
      Decrease in investments made in advance                                 700,000
      Decrease in interest receivable                                             906
      Decrease in receivable for investments sold                             913,819
      Decrease in prepaid insurance fees                                        1,511
      Decrease in payable to Adviser                                          (67,914)
      Decrease in professional fees payable                                   (39,876)
      Decrease in due to Old Mutual Emerging
         Managers Institutional Fund, L.L.C.                                   (1,199)
                                                                          -----------
Net cash used in operating activities                                      (4,098,643)
                                                                          -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of Interests                                            2,169,600
Redemption of Interests, net of change in redemption payable                 (822,483)
                                                                          -----------
Net cash provided by financing activities                                   1,347,117
                                                                          -----------
NET DECREASE IN CASH AND CASH EQUIVALENTS                                  (2,751,526)
Cash and cash equivalents, beginning of year                                3,449,882
                                                                          -----------
CASH AND CASH EQUIVALENTS, END OF YEAR                                    $   698,356
                                                                          ===========
SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES
Redemption payable                                                        $   331,000
                                                                          ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                Old Mutual Emerging Managers Master Fund, L.L.C.
                              Financial Highlights

                                           For the           For the         For the      December 1, 2006*
                                         year ended       year ended       year ended             to
                                       March 31, 2010   March 31, 2009   March 31, 2008     March 31, 2007
                                       --------------   --------------   --------------   -----------------
Total Return                                 3.39%            0.81%           16.52%            4.12%(1)
Net assets, end of period (in 000's)      $16,007          $14,396          $11,616          $10,102
Ratio to average members' capital:
   Expenses (2)                              1.67%            1.32%            3.12%            3.33%(3)
   Net investment loss                      (1.65)%          (0.92)%          (2.87)%          (3.06)%(3)
Portfolio turnover rate (5)                 24.06%           63.70%           14.48%            0.00%(4)

*    Commencement of operations.

(1)  Total return is for the period indicated and has not been annualized.

(2)  Expenses of Portfolio Funds are not included in the expense ratio.

(3)  Annualized.

(4)  Not annualized.

(5) Portfolio turnover rate is the lesser of purchases or proceeds from sales of investments in Portfolio Funds during the period divided by the average value of investments in Portfolio Funds held during the year.

Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                Old Mutual Emerging Managers Master Fund, L.L.C.
                         Notes to Financial Statements
                                 March 31, 2010

1. ORGANIZATION

Old Mutual Emerging Managers Master Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act") with the United States Securities and Exchange Commission ("SEC"), as a non-diversified, closed-end, management investment company, which was formed on April 25, 2006 and commenced operations on December 1, 2006. The Fund is a master fund in a master/feeder structure into which its feeder funds, Old Mutual Emerging Managers Fund, L.L.C. (the "Feeder Fund") and Old Mutual Emerging Managers Institutional Fund, L.L.C. (the "Institutional Feeder Fund"), (collectively, the "Feeders" or "Members"), invest substantially all of their assets. As of March 31, 2010, the Feeder Fund's investment in the Fund represented 84.12% of Members' Capital, the Institutional Feeder Fund's investment in the Fund represented 15.88% of Members' Capital.

The Fund employs a "fund of funds" investment program that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. The Fund is similar to a private investment fund in that it is actively managed and interests in the Feeders ("Interests") are sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it has registered as an investment company under the 1940 Act.

The Fund's investment objective is to seek to generate attractive returns while attempting to reduce volatility. The Fund invests its assets primarily in private investment funds, joint ventures, investment companies and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. The Fund invests primarily in Portfolio Funds managed by Portfolio Managers that are deemed by the Adviser to be "emerging managers". A Portfolio Manager is deemed to be an "emerging manager" under circumstances where, at the time of the investment: (i) the Portfolio Manager has been in operation for three years or less; (ii) the Portfolio Fund has been in operation for three years or less and the Portfolio Manager does not have a greater than three year track record in employing the investment program of the Portfolio Fund; or (iii) the Portfolio Manager's assets under management is under $400 million.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America and the rules and regulations of the SEC. The following is a summary of the significant accounting policies followed by the Fund:

                Old Mutual Emerging Managers Master Fund, L.L.C.
                   Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. Accounting Standards Codification

FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") LAUNCHES ACCOUNTING STANDARDS CODIFICATION - The FASB has issued FASB ASC 105 (formerly FASB Statement No.
168), THE "FASB ACCOUNTING STANDARDS CODIFICATION(TM)" AND THE HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("ASC 105"). ASC 105 established the FASB Accounting Standards Codification(TM) ("Codification" or "ASC") AS the single source of authoritative U.S. generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund has implemented the Codification as of September 30, 2009.

B. Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

C. Valuation of Portfolio Investments at Fair Value and Investment Transactions

GAAP establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

                Old Mutual Emerging Managers Master Fund, L.L.C.
                   Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The three levels of the fair value hierarchy under GAAP are described below:

- Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

- Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

- Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The net asset value of the Fund is determined by or at the discretion of the Adviser as of the close of business as of the end of each month in accordance with the valuation principles as may be determined from time to time pursuant to policies established by the Fund's Board of Managers (the "Board"). The net asset value of the Fund is primarily based on the fair value of each of its interests in Portfolio Funds.

As permitted under GAAP, the investments in portfolio funds are valued, as a practical expedient, utilizing the net asset valuations provided by the underlying portfolio funds, without adjustment, when the net asset valuations of the portfolio funds are calculated (or adjusted by the Fund if necessary) in a manner consistent with GAAP for investment companies. As a general matter, the fair value of the Fund's interest in a Portfolio Fund represents the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.

The Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its assets. The Adviser or, in certain cases, the Fund's Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Fund's interests in a Portfolio Fund. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In its determination of fair value the Board considers subscription and redemption rights, including any restrictions on the redemptions from the Portfolio Funds. Investments in portfolio funds are included in either Level 2 or 3 of the fair value hierarchy. In determining the level, the Fund considers the length of time until the investment is redeemable including notice and lock up periods or any other restriction on the disposition of the investment. The Fund also considers the nature of the portfolios of the portfolios of the underlying portfolio funds and their ability to liquidate their underlying investments. Any such decision must be made in good faith, and subject to the review and supervision of the Board.

                Old Mutual Emerging Managers Master Fund, L.L.C.
                   Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis. Investment transactions are recorded on the effective date of the subscription to or redemption from the Portfolio Fund.

Interest income is recorded on an accrual basis and consists of interest earned on cash and cash equivalents.

As required by GAAP, investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 consider several inputs and may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The table below sets forth information about the level within the fair value hierarchy at which the Fund's investments are measured at March 31, 2010:

                                   Level 1 --
                                 Quoted Prices    Level 2 --
                                   in Active     Significant    Level 3 --
                                  Markets for       Other      Significant
                                   Identical      Observable   Unobservable     Total as of
Assets (at fair value)               Assets         Inputs        Inputs      March 31, 2010
----------------------           -------------   -----------   ------------   --------------
Investments in Portfolio Funds      $     --     $14,216,232    $1,125,275      $15,341,507
Cash Equivalent                      698,356              --            --          698,356
                                    --------     -----------    ----------      -----------
   Total                            $698,356     $14,216,232    $1,125,275      $16,039,863
                                    ========     ===========    ==========      ===========

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

  Beginning      Realized and                                       Ending Balance
Balance as of     unrealized     Net purchase/                     as of March 31,
April 1, 2009   gains/(losses)       sales       Transfer in/out         2010
-------------   --------------   -------------   ---------------   ---------------
  $9,041,945      $(507,649)      $(1,228,496)     $(6,180,525)       $1,125,275
  ==========      =========       ===========      ===========        ==========

Realized and unrealized gains and losses are included in net gain (loss) on investments in the Statement of Operations. The change in unrealized gains (losses) for the year ended March 31, 2010 for investments still held at March 31, 2010 of $525,658 is reflected in net change in unrealized appreciation/depreciation on investments in Portfolio Funds.

For the year ended March 31, 2010, there have been no significant changes to the Fund's fair value methodologies.

                Old Mutual Emerging Managers Master Fund, L.L.C.
                   Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. Income Taxes

Counsel to the Fund rendered an opinion that the Fund will be classified as a partnership and not as an association taxable as a corporation for Federal tax purposes. Counsel to the Fund also rendered its opinion that, under a "facts and circumstances" test, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended March 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2010, the Fund did not incur any significant interest or penalties.

The aggregate income tax basis of investments was $13,751,818. Net unrealized appreciation on investments for income tax purposes was $1,305,314 consisting of $2,483,981 of gross unrealized appreciation and $(1,178,667) of gross unrealized depreciation.

E. Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distribution will be classified as investment income.

G. Cash Equivalent

As of March 31, 2010, cash equivalent consists of an investment in a money market fund affiliated with the Administrator (as defined in Note 3).

                Old Mutual Emerging Managers Master Fund, L.L.C.
                   Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

H. Accounting Pronouncements Recently Issued or Adopted

On September 30, 2009 the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2009-12. This ASU was issued to provide guidance for reporting entities that calculate net asset value (NAV) or an equivalent. This ASU provides a practical expedient to measure the fair value of investments within the scope of the ASU. The purpose of the ASU is to reduce some of the complexity and inconsistency amongst investors who report investments in these types of vehicles at fair value in accordance with Topic
(ASC) 820 FAIR VALUE MEASUREMENTS AND DISCLOSURES. The Funds' adopted the provisions of the ASU effective for the year beginning April 1, 2009.

On January 21, 2010, the FASB issued an ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and iii) purchases, sales, issuances and settlements must be shown on a gross basis in periods beginning after December 15, 2009, however the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of the amendment to ASC 820 and the impact to the financial statements.

3. RELATED PARTY TRANSACTIONS AND OTHER

A. Related Party Transactions

Larch Lane Advisors LLC (the "Adviser"), a Delaware limited liability company, serves as the investment adviser of the Fund. The Adviser is a registered investment adviser (RIA) under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). LLA Holdings, LLC, the special member of the Adviser, owns a majority of the Adviser and is an indirect majority-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly- owned subsidiary of Old Mutual plc, a London exchange listed international financial services firm. Effective April 1, 2009, OMUSH transferred its ownership interest in the Fund of approximately $1,833,700 to the Institutional Feeder Fund in exchange for 17,662 units of the Institutional Feeder Fund. OMUSH does not own any Interests as of March 31, 2010. The Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Institutional Feeder Fund. The Adviser has also paid various expenses for the Fund for which the Fund has a non-interest bearing payable which is due upon demand. The accompanying Statement of Assets and Liabilities includes a payable to Adviser of $3,767.

                Old Mutual Emerging Managers Master Fund, L.L.C.
                   Notes to Financial Statements (continued)

3. RELATED PARTY TRANSACTIONS AND OTHER (CONCLUDED)

Under the agreement with the Adviser, the Fund does not pay any investment management fee to the Adviser. The fees are paid at the Feeder Fund level. However, under the agreement, in the event the Adviser ceases to serve as the Adviser to each Feeder, the Master Fund would then be subject to a fee that is calculated and payable in accordance with the lowest annual rate that had most recently been charged by the Adviser to a Feeder.

The Fund and the Feeder Fund have entered into a Master/Feeder Agreement dated October 13, 2006, and the Fund and the Institutional Feeder Fund have entered into a Master/Feeder Agreement dated February 8, 2007. Pursuant to the agreements, the Fund and the Feeders will each have the same investment objective and substantially the same investment policies. The Feeders will pursue their investment objectives by investing on an ongoing basis substantially all of their investable assets in the Fund in exchange for limited liability company interests in the Fund. The Master/Feeder Agreements will remain in effect unless terminated by the Fund or the Feeders.

B. Other

Pursuant to an administrative services agreement, SEI Investments Global Funds Services (the "Administrator"), provides various administrative services to the Fund and the Feeders, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and generally performing all actions related to the issuance and transfer of Interests; reviewing and, subject to approval by the Fund, accepting subscriptions for Interests and accepting payment therefore; performing all acts related to the repurchase of Interests; and performing all other clerical services necessary in connection with the administration of the Fund.

In consideration for the services provided by the Administrator, the Fund pays the Administrator a monthly fee calculated and assessed monthly in arrears at an annualized rate of 0.01% of the Fund's net assets, subject to a minimum annual fee of $5,000.

SEI Private Trust Company (the "Custodian") serves as the custodian for the assets of the Fund. In consideration for the services provided by the Custodian, the Fund pays the Custodian a monthly fee at an annualized rate of 0.0075% of the Fund's net assets, subject to a minimum annual fee of $1,500. The agreement will remain in effect unless terminated by the Fund or the Custodian.

The Fund is managed by the Board of Managers (the "Board") and each member of the Board who is not an "interested manager" of the Fund, as defined by the 1940 Act (the "Independent Managers"), is entitled to an annual retainer of $2,500 and will be reimbursed by the Fund for travel-related expenses. The Independent Managers of the Board are Gerald Hellerman, Paul D. Malek, and George W. Morriss.

                Old Mutual Emerging Managers Master Fund, L.L.C.
                   Notes to Financial Statements (continued)

4. FUND EXPENSES

The Fund bears its own operating expenses. These operating expenses include, but are not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Managers, investment-related interest expenses, all costs and expenses directly related to portfolio transactions and positions, transfer taxes and premiums and taxes withheld on foreign dividends); any non-investment related interest expense; fees and disbursements of any attorneys or accountants engaged on behalf of the Fund; entity-level taxes, audit and tax preparation fees and expenses; administrative expenses and fees of the Fund; custody expenses of the Fund; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond for the Fund; fees and travel-related expenses of the Board of the Fund who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board. Amounts shown as expenses in the Statement of Operations and Financial Highlights include only those expenses charged directly to the Fund and do not reflect management fees, advisory fees, brokerage commissions and other fees and expenses incurred by the Portfolio Funds in which the Fund invested. These amounts are included in realized and unrealized gain (loss) on investments in funds in the Statement of Operations.

The Fund also indirectly bears fees and expenses of the Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager.

5. BORROWINGS

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds that are not registered investment companies are not subject to this requirement. The Fund had no borrowings during the year ended March 31, 2010.

6. CAPITAL ACCOUNTS AND ALLOCATIONS

The Fund maintains a separate capital account for each Member. The net profits or net losses of the Fund (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) are credited to or debited against the capital accounts of Members as of the end of each fiscal period in accordance with their respective investment percentages for the period. Each Member's investment percentage is determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members.

                Old Mutual Emerging Managers Master Fund, L.L.C.
                   Notes to Financial Statements (continued)

6. CAPITAL ACCOUNTS AND ALLOCATIONS (CONTINUED)

A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of: (i) the last day of each fiscal year (March 31); (ii) the last day of each taxable year (December 31); (iii) the day preceding the date as of which any contributions to the capital of the Fund is made; (iv) any day as of which the Fund repurchases the Interest (or portion thereof) of any Member; or (v) any day as of which any amount is credit to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

7. SUBSCRIPTIONS AND REDEMPTIONS OF INTERESTS

The Board may admit one or more Members generally at the beginning of each month; provided, however, that the Fund may, in the discretion of the Board, admit Members more or less frequently.

No Member or other person holding an Interest or portion thereof shall have the right to require the Fund to repurchase that Interest or portion thereof. The Board, in its sole discretion and on such terms and conditions as it may determine, may cause the Fund to repurchase Interests or portions thereof pursuant to written tenders. In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board shall consider, among other things, the recommendation of the Adviser.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Portfolio Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing options contracts, and swap contracts. The Fund's risk of loss in the Portfolio Funds is limited to the value of the Fund's Investment.

9. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10. RISK AND UNCERTAINTIES

The Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act which invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds' net asset value.

                Old Mutual Emerging Managers Master Fund, L.L.C.
                   Notes to Financial Statements (continued)

10. RISK AND UNCERTAINTIES (CONTINUED)

The Fund may invest in a limited number of Portfolio Funds. Such concentration may result in additional risk. The Portfolio Funds may enter into the following transactions and certain of the related risks are described below:

A. Short Sales

Short sales are sales of securities that are not owned or that are not intended for delivery and the seller will therefore be obligated to purchase such securities at a future date. The value of the open short position is recorded as a liability, and the seller records unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. A realized gain or loss is recorded when the short position is closed out. By entering into short sales, the seller bears the market risk of increases in value of the security sold short in excess of the proceeds received.

B. Swap Agreements

A swap contract is a contract under which two parties agree to make periodic payments to each other based on the value of a security, a specified interest rate, an index or the value of some other instrument applied to a stated or "notional" amount. Swaps are subject to various types of risk, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

C. Options

The Portfolio Funds may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount.

D. Futures Contracts

The Portfolio Funds may use futures contracts for hedging and non-hedging purposes. Upon entering into a futures contract, the Portfolio Funds are required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. Pursuant to the contract, the Portfolio Funds agree to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio Funds as unrealized gains or losses. When the contract is closed, the Portfolio Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The use of futures transactions includes the risk of imperfect correlation in movements in the price of futures contracts, interest rates, underlying hedged assets, and the possible inability of the counterparties to meet the terms of their contracts.

                Old Mutual Emerging Managers Master Fund, L.L.C.
                   Notes to Financial Statements (continued)

10. RISK AND UNCERTAINTIES (CONTINUED)

E. Leverage Transactions

In order to obtain more investable cash, the Portfolio Funds may use various forms of leverage including purchasing securities on margin. Such leverage may allow the Portfolio Funds to increase partners' capital at a greater rate during favorable markets, but also may lead to a more rapid decrease in partners' capital in unfavorable markets. A margin transaction consists of purchasing an investment with money loaned by a broker and agreeing to repay the broker at a later date. Interest expense on the outstanding margin balance is based on market rates at the time of the borrowing.

F. Forward Foreign Currency Contracts

The Portfolio Funds may enter into forward foreign currency contracts. Forward contracts are over-the-counter contracts for delayed delivery of currency in which the buyer agrees to buy and the seller agrees to deliver a specified currency at a specified price on a specified date. Because the terms of forward contracts are not standardized, they are not traded on organized exchanges and generally can be terminated or closed-out only by agreement of both parties to the contract. All commitments are marked to market on each valuation date at the applicable foreign exchange rate and any resulting unrealized gain or loss is recorded on such date. The Portfolio Fund realizes gains and losses at the time forward contracts are extinguished or closed upon entering into an offsetting contract.

G. Repurchase Agreements

Repurchase agreements are agreements under which a Portfolio Fund or the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Portfolio Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Portfolio Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Portfolio Fund is able to dispose of them.

H. Reverse Repurchase Agreements

Reverse repurchase agreements are a form of borrowing that involves a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund. Reverse repurchase transactions are a form of leverage and may increase the volatility of a Portfolio Fund's investment portfolio.

                Old Mutual Emerging Managers Master Fund, L.L.C.
                   Notes to Financial Statements (continued)

10. RISK AND UNCERTAINTIES (CONTINUED)

I. Lending Portfolio Securities

Portfolio Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which afford it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Sub-Manager may not exceed 33-1/3% of the value of a Portfolio Account's total assets, and, in respect of such transactions, the Portfolio Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund might experience loss if the institution with which the Portfolio Fund has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

J. When-Issued and Forward Commitment Securities

Portfolio Managers may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

K. Restricted and Illiquid Investments

Portfolio Funds may invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Further, from time to time, certain Portfolio Managers may allocate certain Portfolio Fund assets (which generally are illiquid) to special investment accounts within the particular Portfolio Fund managed by the Portfolio Manager (I.E., "side pockets" or "special investment accounts"). Generally, the Portfolio Funds will not be able to withdraw their interest in such side pockets or special investment accounts until they are disposed of by the Portfolio Manager. The market prices, if any, for illiquid securities tend to be volatile and a Portfolio Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The Fund's interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so.

                Old Mutual Emerging Managers Master Fund, L.L.C.
                   Notes to Financial Statements (continued)

10. RISK AND UNCERTAINTIES (CONTINUED)

L. Liquidity

The Portfolio Funds provide for periodic redemptions, with lock-up provisions up to two years from the initial investment. The liquidity provisions shown on the Schedule of Investments apply after the lock-up provisions expire.

Certain Portfolio Funds may restrict the ability of investors to redeem their interests in the fund, whether temporarily or during a liquidation of the Portfolio Fund, and may seek to amend their liquidity provisions and impose additional restrictions on investor liquidity. Certain Portfolio Funds may permit withdrawals on a date other than as provided under standard liquidity terms subject to the payment of certain additional fees or charges.

M. Credit Risk

The Fund will be exposed to credit risk on Portfolio Funds with whom they trade and will always bear the risk of settlement on default.

N. Interest Rate Risk

A number of the underlying funds that the Fund invests in may be interest rate sensitive, which means that their value and consequently, the Net Asset Value of the Fund, may fluctuate as interest rates fluctuate.

11. INVESTMENT TRANSACTIONS

For the year ended March 31, 2010, the Fund made investments in Portfolio Funds in the amount of $8,551,164 and redeemed investments in Portfolio Funds in the amount of $3,098,583.

12. INVESTMENTS

As of March 31, 2010, the Fund had investments in twenty-two Portfolio Funds, none of which are related parties.

The Fund limits its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Fund will equal or exceed 25% of the Portfolio Fund's assets, or such lower percentage limit as may be determined by the Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

                Old Mutual Emerging Managers Master Fund, L.L.C.
                   Notes to Financial Statements (continued)

12. INVESTMENTS (CONTINUED)

Portfolio Funds' Investment Strategies:

DIRECTIONAL

Directional strategies derive their primary source of return from directional positions in asset classes. These strategies include global macro funds and commodity trading advisors ("CTA"). Macro strategies generally utilize analysis of macro-economic, geopolitical and financial conditions to establish directional views and seek to capitalize on such views by trading in securities, commodities, interest rates, currencies and other instruments. CTA strategies also look to establish directional views on various financial instruments and geographies but generally do so in a systematic manner.

EQUITY STRATEGIES

Equity Strategies derive their primary source of return from positions in the equity markets. Stock selection is of primary importance to these strategies. Equity strategies include long-bias, short-bias, variable bias and equity market neutral strategies. Long bias managers will always be net long, short bias managers are expected to maintain a negative net exposure; variable bias managers can adjust net exposure and be either net long, net short or market neutral; equity market neutral managers are expected to maintain a net exposure +/-20%.

EVENT DRIVEN

Event Driven managers will typically employ strategies that involve investing in companies experiencing significant corporate changes. Mispricings arise from events such as spin-offs, restructurings, stub trades, or other corporate changes that the broad market does not fully comprehend and appropriately value. This strategy also includes activist managers who take controlling stakes in companies and force the "event" internally.

OPPORTUNISTIC

Opportunistic strategies derive their primary source of return from a broad range of strategies, asset classes and securities, investing opportunistically across the broad spectrum of asset classes. They seek to invest in strategies, asset classes and geographies that they feel exhibit the best risk/reward profile. These managers are expected to dynamically adjust their exposure and positions as market opportunities vary.

13. SUBSEQUENT EVENTS

From April 1, 2010 through May 27, 2010, the Fund paid redemptions in the amount of $324,799.

Effective May 1, 2010, the Fund made investments in Portfolio Funds in the amount of $250,000.

The Fund's management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through May 27, 2010, the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of March 31, 2010.

                Old Mutual Emerging Managers Master Fund, L.L.C.
             Board of Managers and Officers of the Fund (unaudited)

                                                                                         NUMBER
                                                                                        OF FUNDS
                                                                                         IN FUND
                               TERM OF                                                   COMPLEX
     NAME, AGE, AND          OFFICE* AND                                                OVERSEEN    PRESENT OR PAST (WITHIN 5 YEARS)
   POSITION WITH THE          LENGTH OF                PRINCIPAL OCCUPATION                BY         OTHER DIRECTORSHIPS HELD BY
          FUND               TIME SERVED               DURING PAST 5 YEARS               MANAGER                MANAGERS
-----------------------   ----------------   ----------------------------------------   --------   ---------------------------------
                                                       DISINTERESTED MANAGERS

Gerald Hellerman          Indefinite/Since   Principal, Hellerman Associates               6       Director, The Mexico Equity and
Year of Birth: 1937       October 2006       (financial and corporate consulting),                 Income Fund, Inc., June 2001 -
Manager                                      1993 - present; Chief Compliance Officer              present; Director and Audit-
                                             and Chief Financial Officer, The Mexico               Chair, MVC Capital Inc., March
                                             Equity and Income Fund, Inc., June 2001               2003 - present; Director,
                                             - present; Chief Compliance Officer and               Brantley Capital, March 2003 -
                                             Chief Financial Officer, Special                      March 2006 and March 2007 -
                                             Opportunities Fund, Inc., August 2009 -               present; Director, Special
                                             present; President, Innovative Clinical               Opportunities Fund, Inc., August
                                             Solutions, May 2002 - 2008.                           2009 - present; Director,
                                                                                                   Innovative Clinical Solutions,
                                                                                                   May 2002 - 2008; Director and
                                                                                                   Audit-Chair, AirNet Systems, July
                                                                                                   2005 - May 2008; Director, FNC
                                                                                                   Realty, May 2002 - 2007;
                                                                                                   Director, Element Long/Short
                                                                                                   Equity, May 2005 - November 2005.

Paul D. Malek             Indefinite/Since   General Counsel, Stonehill Capital            6       None
Year of Birth: 1967       October 2006       Management LLC, April 2009 -present;
Manager                                      General Counsel, Latigo Partners, LP
                                             (hedge fund), February 2006 - March
                                             2009; Associate, Milbank, Tweed,
                                             Hadley & McCloy LLP, May 2001 -
                                             January 2006.

George W. Morriss         Indefinite/Since   Retired                                       6       Trustee/Director, open-end and
Year of Birth: 1947       October 2006                                                             closed-end funds in Neuberger
Manager                                                                                            Berman Fund Complex, February
                                                                                                   2007 - present; Advisory
                                                                                                   Director, Berkshire Capital
                                                                                                   Securities, August 2006 -
                                                                                                   February 2007 and July 2009 -
                                                                                                   present; Director, Lehman
                                                                                                   Brothers First Trust Income
                                                                                                   Opportunity Fund, July 2003 -
                                                                                                   April 2006; Trustee, Element
                                                                                                   Long/Short Funds, March 2005 -
                                                                                                   September 2005.

                                                         INTERESTED MANAGER

Matthew Appelstein **     Indefinite/Since   Executive Vice President/Head of Global       6       Trustee, TS&W/Claymore
Year of Birth: 1961       April 2008         Sales and Marketing, Old Mutual (US)                  Tax-Advantage Balanced Fund,
Manager, President and                       Holdings Inc., October 2008 - present;                November 2004 - present; Trustee,
Chief Executive Officer                      Senior Vice President, Old Mutual (US)                Old Mutual/Claymore Long-Short
                                             Holdings Inc., October 2006 - October                 Fund, April 2005 - present;
                                             2008; Vice President, Old Mutual (US)                 Director, Old Mutual Global Funds
                                             Holdings, Inc., December 2003 - October               plc, May 2008 - present; Trustee,
                                             2006.                                                 Old Mutual Investment Partners,
                                                                                                   August 2009 - present; Manager,
                                                                                                   Director, Old Mutual Asset
                                                                                                   Management International, Ltd.,
                                                                                                   November 2009 - present.

                                           TERM OF OFFICE* AND LENGTH
NAME, AGE, AND POSITION WITH THE FUND           OF TIME SERVED                     PRINCIPAL OCCUPATION DURING PAST 5 YEARS
-------------------------------------   -------------------------------   ----------------------------------------------------------
                                                              OFFICERS

Ross Weissman                           Indefinite/Since October 2006     Chief Financial Officer, Larch Lane Advisors LLC, 2005 -
Year of Birth: 1970                                                       present; Controller and Chief Financial Officer, Larch
Treasurer and Chief Financial Officer                                     Lane Advisors LP, 1999 - 2005.

Stephen A. McShea                       Indefinite/Since September 2009   Chief Compliance Officer and General Counsel, Larch Lane
Year of Birth: 1971                                                       Advisors LLC, June 2009 - present; Associate, Dechert LLP,
Chief Compliance Officer                                                  May 2004 - February 2009.

The business address of each Manager and Officer is c/o Larch Lane Advisors LLC, 800 Westchester Avenue, S-618, Rye Brook, New York 10573.

* Officer of the Fund until such time as his or her successor is duly elected and qualified.

** Mr. Appelstein is a Manager who may be deemed an "interested person" of the Fund, as that term is defined by the 1940 Act, because he is the Principal Executive Officer of the Fund and he is an officer of an affiliate of the Adviser.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. For the fiscal year ended March 31, 2010, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of this code of ethics is filed with this form N-CSR under Item 12 (a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of managers has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Gerald Hellerman. Mr. Hellerman is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Aggregate fees for services rendered by Rothstein, Kass & Company, P.C. ("Rothstein") to Old Mutual Emerging Managers Institutional Fund (the "Fund") for the fiscal years ended March 31, 2009 and March 31, 2010, are as follows:

                                                                     2009
                            -------------------------------------------------------------------------------------
                                 All fees and           All fees and services      All other fees and services to
                             services to the Fund    to service affiliates that   service affiliates that did not
                            that were pre-approved        were pre-approved             require pre-approval
                            ----------------------   --------------------------   -------------------------------
(a) Audit Fees(1)                   $10,000                      N/A                            N/A
(b) Audit-Related Fees(2)           $     0                      N/A                            N/A
(c) Tax Fees(3)                     $10,000                      N/A                            N/A
(d) All Other Fees(4)               $     0                      N/A                            N/A

                                                                     2010
                            -------------------------------------------------------------------------------------
                                 All fees and           All fees and services      All other fees and services to
                             services to the Fund    to service affiliates that   service affiliates that did not
                            that were pre-approved        were pre-approved             require pre-approval
                            ----------------------   --------------------------   -------------------------------
(a) Audit Fees(1)                   $10,000                      N/A                            N/A
(b) Audit-Related Fees(2)           $     0                      N/A                            N/A
(c) Tax Fees(3)                     $10,000                      N/A                            N/A
(d) All Other Fees(4)               $     0                      N/A                            N/A

Notes:

     (1) Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings or engagements.

     (2) Audit-Related Fees would encompass all additional audit or accounting research services not directly related to the audit of the registrant's financial statements.

     (3) Tax Fees include amounts related to the preparation of corporate income tax returns and interim services related to compliance with the regulated investment company qualifications.

     (4) All Other Fees include amounts related to services provided in order to provide auditor consents for audits to be included in subsequent filings.

(e)(1) The registrant's Audit Committee pre-approves the principal accountant's engagements for audit and non-audit services to the registrant and, as required, non-audit services to service affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant's independence.

(e)(2) Percentage of fees billed by Rothstein applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                     2009   2010
                     ----   ----
Audit-Related Fees    0%     0%
Tax Fees              0%     0%
All Other Fees        0%     0%

(f)  Not applicable.

(g) The amount of non-audit fees that were billed by Rothstein for services rendered to (i) the registrant, and (ii) the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2009 and March 31, 2010, were $90,000 and $90,000, respectively.

(h)  Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following is the Proxy Voting Policies and Procedures of Larch Lane Advisors LLC (the "Adviser") in its entirety:

The Firm provides investment advisory services to private investment funds and managed accounts, and invests the assets of these Funds and accounts in securities issued by private issuers. Through these private issuers the Firm may be delegated the right to vote, on behalf of the Funds and accounts, proxies received from companies, the securities of which are owned by the underlying private issuers in which the Funds and accounts have invested. In addition, from time to time, the private issuers may amend or revise their governing documents or seek investor consents. The Firm has authority to vote proxies relating to such securities on behalf of the Funds and accounts it manages.

The Securities and Exchange Commission (the "SEC") has adopted Rule 206(4)-6 under the Investment Advisers Act. Under this rule, registered investment advisers that exercise voting authority over securities held in client portfolios are required to implement proxy voting policies and describe those policies to their clients.

The Investment Committee (which may delegate a Proxy Committee for this purpose) is responsible for making all proxy voting decisions in accordance with these proxy voting policy and procedures (the "POLICIES"). The investment team is responsible for the actual voting of all proxies in a timely manner, while the Compliance Officer is responsible for monitoring the effectiveness of the Policies. (SEE Section IV, "Procedures for Proxies".)

The Policies attempt to generalize a complex subject. The Firm may, from time to time, determine that it is in the best interests of its clients to depart from specific policies described herein. The rationale for any such departure will be memorialized in writing by the Compliance Officer.

I. GENERAL POLICY

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, "PROXIES"), in a manner that reasonably furthers the best interests of the Funds managed by the Firm and is consistent with the investment philosophy as set forth in the relevant investment management documents, as determined by the Firm in its discretion, and taking into account relevant factors, including, but not limited to:

-    the impact on the value of the securities;

-    the anticipated costs and benefits associated with the proposal;

-    the effect on liquidity; and

-    customary industry and business practices.

II. SPECIFIC POLICIES

A. ROUTINE MATTERS

Routine matters are typically proposed by Management (as defined below) of a company and meet the following criteria: (i) they do not measurably change the structure, management, control or operation of the company; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company.

For routine matters, the Firm will vote in accordance with the recommendation of the company's management, directors, general partners, managing members or trustees (collectively, the "MANAGEMENT"), as applicable, unless, in the Firm's opinion, such recommendation is not in the best interests of the investing Funds or accounts.

1. GENERAL MATTERS

The Firm will generally vote FOR proposals:

     -    to set time and location of annual meeting;

     -    to change the fiscal year of the company; and

     -    to change the name of a company.

2. BOARD MEMBERS

A. ELECTION OR RE-ELECTION. The Firm will generally vote FOR Management proposals to elect or re-elect Board members.

B. FEES TO BOARD MEMBERS. The Firm will generally vote FOR proposals to increase fees paid to Board members, unless it determines that the compensation exceeds market standards.

3. CAPITAL STRUCTURE

The Firm will generally vote FOR proposals to change capitalization, including to increase authorized common shares or to increase authorized preferred shares, as long as the proposal does not either: (i) establish a class or classes of shares or interests with terms that may disadvantage the class held by the investing Funds or accounts or (ii) result in disproportionate voting rights for preferred shares or other classes of shares or interests.

4. APPOINTMENT OF AUDITORS

The Firm will generally vote FOR the approval of auditors and proposals authorizing the Board to fix auditor fees, unless:

     - the Firm has serious concerns about the accountants presented, including their independence, or the audit procedures used; or

     -    the auditors are being changed without explanation.

B. NON-ROUTINE MATTERS

Non-routine matters involve a variety of issues and may be proposed by a company's Management or beneficial owners (I.E., shareholders, members, partners, etc. (collectively, the "OWNERS")). These proxies may involve one or more of the following: (i) a measurable change in the structure, management, control or operation of the company; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the company; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of incorporation applicable to the company.

1. BOARD MEMBERS

A. TERM LIMITS. The Firm will generally vote FOR proposals to require a reasonable retirement age (E.G., 72) for Board members, and will vote on a CASE-BY-CASE basis on proposals to attempt to limit tenure.

B. REPLACEMENT. The Firm will generally vote AGAINST proposals that make it more difficult to replace Board members, including proposals:

     -    to stagger the Board;

     -    to overweight Management representation on the Board;

     - to introduce cumulative voting (cumulative voting allows the Owners to "stack" votes behind one or a few individuals for a position on the Board, thereby giving minority Owners a greater chance of electing the Board member(s));

     -    to introduce unequal voting rights;

     -    to create supermajority voting; or

     -    to establish pre-emptive rights.

C. LIABILITY AND INDEMNIFICATION. In order to promote accountability, the Firm will generally vote AGAINST proposals to limit the personal liability of Board members for any breach of fiduciary duty or failure to act in good faith.

D. OWNERSHIP ISSUES. The Firm will generally vote FOR proposals that require Management to own a minimum interest in the company. The purpose of this policy is to encourage the alignment of Management's interests with the interests of the company's Owners. However, the Firm will generally vote AGAINST proposals for stock options or other compensation that grant an ownership interest for Management IF SUCH PROPOSALS offer greater than 15% of the outstanding securities of a company because such options may dilute the voting rights of other Owners of the company.

2. COMPENSATION, FEES AND EXPENSES

In general, the Firm will vote AGAINST proposals to increase compensation, fees or expenses to be paid to the company's Owners, unless the Firm determines that the benefits resulting to the company and its Owners justifies the increased compensation, fees or expenses.

In many circumstances, where private investment funds seek to change material terms such as compensation, fee and expense terms, the Firm will examine the investment opportunity anew in light of the proposed new terms, considering the private investment funds returns, portfolio and strategy allocations, alternative investment opportunities and other factors generally considered when making an investment decision. When applying this examination, the Firm may vote for proposals where the circumstances of a particular investment justify the revised compensation, fee and expense terms.

3. VOTING RIGHTS

The Firm will generally vote AGAINST proposals:

     -    to introduce unequal voting or dividend rights among the classes;

     - to change the amendment provisions of a company's charter documents by removing Owner approval requirements;

     - to require supermajority (2/3) approval for votes rather than a simple majority (1/2);

     -    to restrict the Owners' right to act by written consent; or

     - to restrict the Owners' right to call meetings, propose amendments to the articles of incorporation or other governing documents of the company or nominate Board members.

The Firm will generally vote FOR proposals that eliminate any of the foregoing rights or requirements.

4. TAKEOVER DEFENSES AND RELATED ACTIONS

The Firm will generally vote AGAINST any proposal to create any plan or procedure designed primarily to discourage a takeover or other similar action, including "poison pills". Examples of "poison pills" include:

     -    large increases in the amount of stock authorized but not issued;

     - blank check preferred stock (stock with a fixed dividend and a preferential claim on company assets relative to common shares, the terms of which are set by the Board at a future date without further action by the Owners);

     - compensation that would act to reward Management as a result of a takeover attempt, whether successful or not, such as revaluing purchase price of stock options, or "golden parachutes";

     - fixed price amendments that require a certain price to be offered to all Owners based on a fixed formula; and

     - greenmail provisions that allow a company to make payments to a bidder in order to persuade the bidder to abandon its takeover plans.

The Firm will generally vote FOR proposals that eliminate any of the foregoing rights or requirements, as well as proposals to:

     - require that golden parachutes or golden handcuffs be submitted for ratification by the Owners; and

     - to opt out of state anti-takeover laws deemed by the Firm to be detrimental.

The Firm will generally vote on a CASE-BY-CASE basis regarding other proposals that may be used to prevent takeovers, such as the establishment of employee stock purchase or ownership plans.

5. REINCORPORATION

The Firm will generally vote FOR a change in the state of incorporation if the change is for valid business reasons (such as reincorporating in the same state as the headquarters of any controlling company).

6. DEBT ISSUANCE AND PLEDGING OF ASSETS FOR DEBT

The Firm will generally vote proxies relating to the issuance of debt, the pledging of assets for debt, and an increase in borrowing powers on a CASE-BY-CASE basis, taking into consideration relevant factors, including, for example:

     - the potential increase in the company's outstanding interests or shares, if any (E.G., convertible bonds); and

     - the potential increase in the company's capital, if any, over the current outstanding capital.

7. MERGERS OR ACQUISITIONS

The Firm will vote proxies relating to mergers or acquisitions on a CASE-BY-CASE basis, but will generally vote for any proposals that the Firm believes will offer fair value to its clients.

8. TERMINATION OR LIQUIDATION OF THE COMPANY

The Firm will vote proxies relating to the termination or liquidation of a company on a CASE-BY-CASE basis, taking into consideration one or more of the following factors:

     -    terms of liquidation;

     -    past performance of the company; and

     -    strategies employed to save the company.

9. SOCIAL & ENVIRONMENTAL ISSUES AND CORPORATE RESPONSIBILITY

The Firm will vote proxies relating to social and environmental issues on a CASE-BY-CASE basis, but will generally vote for any proposals that will reduce discrimination, improve protections to minorities and disadvantaged classes, and increase conservation of resources and wildlife.

The Firm will generally vote AGAINST any proposals that place arbitrary restrictions on the company's ability to invest, market, enter into contractual arrangements or conduct other activities. The Firm will also generally vote AGAINST proposals:

     -    to bar or restrict charitable contributions; or

     -    to limit corporate political activities.

10. ALL OTHER MATTERS

All other decisions regarding proxies will be determined on a CASE-BY-CASE basis taking into account the general policy, as set forth above.

C. ABSTAINING FROM VOTING OR AFFIRMATIVELY NOT VOTING

The Firm will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Firm determines that abstaining or not voting is in the best interests of the Fund or account. In making such a determination, the Firm will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (E.G., translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. The Firm will not abstain from voting or affirmatively decide not to vote a proxy if the Fund or account is a plan asset fund subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended. Furthermore, the Firm will not abstain from voting or affirmatively decide not to vote merely to avoid a conflict of interest.

III. CONFLICTS OF INTEREST

At times, conflicts may arise between the interests of the investing Funds or accounts, on the one hand, and the interests of the Firm or its affiliates, on the other hand. If the Firm determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Firm will address matters involving such conflicts of interest as follows:

A. If a proposal is addressed by the specific policies herein, the Firm will vote in accordance with such policies;

B. If the Firm believes it is in the best interest of the investing Funds or accounts to depart from the specific policies provided for herein, the Firm will be subject to the requirements of C or D below, as applicable;

C. If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Firm, the Firm may vote such proxy as it determines to be in the best interest of the investing Funds or accounts, without taking any action described in D below, provided that such vote would be against the Firm's own interest in the matter (I.E., against the perceived or actual conflict). The Firm will memorialize the rationale of such vote in writing; and

D. If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Firm, and the Firm believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Firm must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; (b) delegate the voting decision to an independent committee of partners, members, directors or other representatives of the Funds or accounts, as applicable; (c) inform the investors in the investing Funds or the owners of the investing accounts of the conflict of interest and obtain consent to (majority consent in the case of a Fund) vote the proxy as recommended by the Firm; or (d) obtain approval of the decision from the Firm's Compliance Officer and third party Legal Advisors.

IV. PROCEDURES FOR PROXIES

The Investment Committee will be responsible for determining whether each proxy is for a "routine" matter or not, as described above. All proxies identified as "routine" will be voted by the Chief Legal Officer in accordance with the Policies.

Any proxies that are not clearly "routine" will be submitted to the Investment Committee, who/which will determine how to vote each such proxy by applying the Policies. Upon making a decision, the proxy will be executed and returned to the Chief Legal Officer for submission to the company. Upon receipt of an executed proxy, the Firm's paralegal will update the investing Funds' or accounts' proxy voting record. The Chief Legal Officer is responsible for the actual voting of all proxies in a timely manner. The Compliance Officer is responsible for monitoring the effectiveness of the Policies.

In the event the Firm determines that the investing Funds or accounts should rely on the advice of an independent third party or a committee regarding the voting of a proxy, the Firm will submit the proxy to such third party or committee for a decision. The Chief Legal Officer will execute the proxy in accordance with such third party's or committee's decision.

V. RECORD OF PROXY VOTING

The Compliance Officer also will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Compliance Officer will also maintain records relating to each proxy, including (i) the determination as to whether the proxy was routine or not, (ii) the voting decision with regard to each proxy; and (iii) any documents created by the Investment Committee, or others, that were material to making the voting decision.

The Firm will maintain a record of each written request from an investor in a Fund or owner of an managed account for proxy voting information and the Firm's written response to any request (oral or written) from an investor in a Fund or owner of an managed account for proxy voting information.

The Compliance Officer will maintain such records in its offices for two years from the end of the fiscal year during which the record was created, and for an additional three years in an easily accessible place.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(A)(1) PORTFOLIO MANAGERS

     The day-to-day management of the Fund's and the Master Fund's portfolio will be the responsibility of the Adviser's Investment Committee, which is led by Mark Jurish, the Adviser's Chief Investment Officer, and also includes Kenneth Stemme and Kevin Mirabile.

MARK JURISH, Chief Investment Officer, founded Larch Lane Advisors L.P., the predecessor entity of the Adviser, in August 1999. He has managed accounts that are managed by the Adviser from their inception. In addition, he is the founder and Chief Executive Officer of the managing entities of private investment vehicles that invest in early-stage hedge funds. Prior to joining the Adviser, Mr. Jurish was Managing Director at Paloma Partners, a firm that he joined in 1988. At Paloma, Mr. Jurish was primarily responsible for evaluating, selecting, and monitoring suitable investments for various Paloma trading entities, as well as creating and structuring new products. From 1986 to 1988, Mr. Jurish was employed at Skadden, Arps, Slate, Meagher & Flom as a specialist in financial investment modeling and management consulting. Mr. Jurish began his financial career in 1984 at Arthur Young & Company (a predecessor of Ernst & Young, LLP), an international accounting and consulting firm, where Paloma Partners was one of his main clients. He served as an Independent Trustee of an investment manager's investment grade municipal fund. Previously, he served on the Best Practices Committee of the Greenwich Roundtable and on the Board of Directors for the Managed Funds Association. Mr. Jurish received his B.A. from State University of New York at Albany and his M.B.A. in Finance from New York University.

Mr. Jurish is a member of the Investment Committee.

KENNETH W. STEMME, Director of Research, joined the Adviser in April 2007. Mr. Stemme was previously a Senior Vice President and Director of Hedge Fund Investments at Northern Trust Global Advisors, where he managed approximately $1 billion in assets and chaired the Hedge Fund Investment Committee. Prior to joining Northern Trust in 2003, Mr. Stemme was a Managing Director in the Alternative Investment Group at American Express Asset Management. From 1999 to 2002, Mr. Stemme was Executive Director in the Alternative Investment Group at CIBC Oppenheimer, where he was involved in the creation and management of a registered fund of funds. From 1990 through 1998, Mr. Stemme worked at Harris Associates, last serving as a research associate. Mr. Stemme received his B.A. from Cornell University and his M.B.A. from DePaul University.

Mr. Stemme is a member of the Investment Committee.

KEVIN MIRABILE, Chief Operating Officer, joined the Adviser in May 2008. Immediately prior to joining Larch Lane, Mr. Mirabile was C.O.O. of Orca Asset Management, a registered investment adviser. Mr. Mirabile has over 20 years of business development, regulatory, financing, trading and sales experience with the hedge fund sector dating back to 1983. Mr. Mirabile was previously a principal at Morgan Stanley, President of the Morgan Stanley Trust Company, an Executive V.P. at Daiwa Securities and a Managing Director and Operating Committee Member of Barclays Capital. At Barclays he headed the firm's Collateralized Finance Division from 1998 to 2004, which included Global Futures, Corporate Bond and Treasury Repo and the firms multi asset class Prime Brokerage and electronic execution business. He was also responsible globally for the firm's business development and relationship management with the hedge fund sector. Mr. Mirabile is a C.P.A., a member of the A.I.C.P.A., the International Association of Financial Engineers, the Greenwich Roundtable's Founders Council and is a part-time Adjunct Professor of Finance at Fordham University's Graduate School of Business where he teaches an introductory course on hedge fund investment management. Mr. Mirabile received his B.S. in Accounting from State University of New York at Albany and his M.S. in Banking and Finance from Boston University.

Mr. Mirabile is a member of the Investment Committee.

(A)(2) OTHER FUNDS AND ACCOUNTS MANAGED

     The following table sets forth information about funds and accounts, other than the Fund and the Emerging Managers Master Fund, L.L.C., for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of March 31, 2010.

                 REGISTERED INVESTMENT      POOLED INVESTMENT         OTHER ACCOUNTS
                  COMPANIES MANAGED BY   VEHICLES MANAGED BY THE      MANAGED BY THE
                 THE PORTFOLIO MANAGER      PORTFOLIO MANAGER        PORTFOLIO MANAGER
    NAME OF      ---------------------   -----------------------   --------------------
   PORTFOLIO                  TOTAL                     TOTAL                  TOTAL
    MANAGER       NUMBER      ASSETS      NUMBER       ASSETS      NUMBER      ASSETS
--------------    ------   -----------    ------   ------------    ------   -----------
Mark Jurish          4     $35 million      19     $996 million       1     $52 million
Kenneth Stemme       4     $35 million      19     $996 million       1     $52 million
Kevin Mirabile       4     $35 million      19     $996 million       1     $52 million

                    REGISTERED INVESTMENT       POOLED INVESTMENT VEHICLES          OTHER ACCOUNTS
                     COMPANIES MANAGED BY             MANAGED BY THE                MANAGED BY THE
                    THE PORTFOLIO MANAGER           PORTFOLIO MANAGER             PORTFOLIO MANAGER
                 ---------------------------   ---------------------------   ---------------------------
                                TOTAL ASSETS                  TOTAL ASSETS                  TOTAL ASSETS
    NAME OF       NUMBER WITH       WITH        NUMBER WITH       WITH        NUMBER WITH       WITH
   PORTFOLIO     PERFORMANCE-   PERFORMANCE-   PERFORMANCE-   PERFORMANCE-   PERFORMANCE-   PERFORMANCE-
    MANAGER       BASED FEES     BASED FEES     BASED FEES     BASED FEES     BASED FEES     BASED FEES
--------------   ------------   ------------   ------------   ------------   ------------   ------------
Mark Jurish            0             $0              5        $544 million         0             $0
Kenneth Stemme         0             $0              5        $544 million         0             $0
Kevin Mirabile         0             $0              5        $544 million         0             $0

Investment decisions at the Adviser are made with oversight by the Investment Committee. The committee holds regular meetings to discuss the investment portfolios, and their exposure in terms of risk and strategy, and to review forthcoming investment decisions.

Real, potential or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day portfolio management responsibilities with respect to more than one fund. The Portfolio Managers may manage other accounts with investment strategies similar to the Fund and the Master Fund, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts and the Portfolio Managers may personally invest in these accounts. These factors could create conflicts of interest because Portfolio Managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund or the Master Fund. A conflict may also exist if the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund or the Master Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund or the Master Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

(A)(3) COMPENSATION

As of March 31, 2010, compensation for the Portfolio Managers is a combination of a fixed salary and a bonus. The bonus paid to a Portfolio Manager for any year may be made with reference, in part, to the performance of the Fund or the Master Fund or any other fund or account managed by the Adviser during such year as compared to the performance of the HFR Fund of Funds Composite Index or another index or indices deemmed relevant by the senior management of the Adviser. The amount of salary and bonus paid to the Portfolio Managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, client interactions and teamwork support. As part of their compensation, the Portfolio Managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus, without any contribution from the Adviser, into a tax-qualified retirement plan.

(A)(4) FUND OWNERSHIP

The following table sets forth the dollar range of Units beneficially owned by the Portfolio Managers as of the date of this Prospectus.

PORTFOLIO MANAGER   DOLLAR RANGE
-----------------   ------------
Mark Jurish             None
Kenneth Stemme          None
Kevin Mirabile          None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            Old Mutual Emerging Managers
                                        Institutional Fund, L.L.C.


By (Signature and Title)*               /s/ Matthew J. Appelstein
                                        -----------------------------------
                                        Matthew J. Appelstein
                                        President & Chief Executive Officer

Date: June 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*               /s/ Matthew J. Appelstein
                                        -----------------------------------
                                        Matthew J. Appelstein
                                        President & Chief Executive Officer

Date: June 9, 2010


By (Signature and Title)*               /s/ Ross Weissman
                                        -----------------------------------
                                        Ross Weissman
                                        Treasurer & Chief Financial Officer

Date: June 9, 2010

* Print the name and title of each signing officer under his or her signature.